UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 7, 2022

Todos Medical Ltd.

(Exact name of registrant as specified in its charter)

Israel	000-56026	n/a
(State or other jurisdiction	(Commission	IRS Employer
of incorporation or organization)	File Number)	Identification No.)

121 Derech Menachem Begin, 30th Floor

Tel Aviv, 6701203  Israel

(Address of principal executive offices)

Registrant’s telephone number, including area code: 972 (52) 642-0126

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On September 7, 2022 (“Effective Date”), Todos Medical (the “Company”) entered into a supplement (“Extension Agreement”), to the Share Purchase Agreement is made by and among 3CL Sciences, Ltd., an Israeli private company (“3CL”), the Company, and NLC Pharma Ltd., an Israeli private company. As a consequence, NLC Pharma has assigned ownership of all relevant intellectual property to majority-owned joint venture 3CL Pharma Ltd. The assignment includes the patent applications for dual mechanism (3CL protease inhibitor and CCR5 antagonist) Phase 2 therapeutic drug candidate Tollovir™, commercial-stage 3CL protease inhibitor immune support supplement Tollovid™ and 3CL protease biomarker test TolloTest™ for SARS-CoV-2 infectivity monitoring and PASC/Long COVID viral persistence assessment (the “IP”). 3CL Pharma Ltd. is now preparing to launch a crowdfunding campaign to fund the necessary requirements for an Emergency Use Authorization (EUA) submission to the US FDA for Tollovir in the treatment of hospitalized (severe/critical) COVID-19 patients, the clinical development of Tollovir, Tollovid and TolloTest in Long COVID, as well as a national marketing campaign for Tollovid to support US sales.

The Extension Agreement is furnished as Exhibit 10.1 to this current report on Form 8-K and is incorporated herein by reference. The foregoing description of the Extension Agreement does not purport to be complete and is qualified in its entirety by reference to the Extension Agreement.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above is incorporated by reference into this Item 2.03.

No.	Description
10.1	Extension of Time Under Share Purchase Agreement, dated September 7, 2022, by and among 3CL Sciences, Ltd., an Israeli private company (“3CL”), Todos Medical Ltd., an Israeli public company (“Todos”), and NLC Pharma Ltd., an Israeli private company (“NLC”).
104	Cover Page Interactive Data File (embedded within the inline XBRL Document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 12, 2022

TODOS MEDICAL LTD.

By:	/s/ Gerald Commissiong
Gerald Commissiong
Chief Executive Officer

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